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                                                                   EXHIBIT 23(B)


                              Accountants' Consent




The Board of Directors
Ampace Corporation:

         We consent to the use of our report incorporated herein by reference.






Little Rock, Arkansas                                 /s/KPMG Peat Marwick LLP
November 20, 1997